SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 18, 2000
                                                 ------------------


                     WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
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             (Exact name of registrant as specified in its charter)


    California                     333-76435                     33-0761517
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(State or other jurisdiction    (Commission                   (IRS Employer
 of incorporation)               File Number)                Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565


                                       N/A
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          Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 7 ("Series 7") has acquired a Local Limited Partnership Interest in Lake Village Apartments, L.P., an Illinois limited partnership (the "Local Limited Partnership" or "LAKE VILLAGE"). LAKE VILLAGE owns the Lake Village Apartments in Kewanee, Illinois (the "Apartment Complex").

         The following table contains information concerning the Apartment Complex and the Local Limited Partnership identified herein:

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                                                                                                          LOCAL
                                         ACTUAL OR                                                        LIMITED
                                         ESTIMATED    ESTIMATED                              PERMANENT    PARTNER-
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     SHIP'S       YEAR CREDITS
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         ANTICIPATED  TO BE FIRST
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    TAX CREDITS  AVAILABLE
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------ -------------

LAKE          Lake          Kewanee      January      $4,498,523   20 2BR units  $352-550    $1,300,000   $1,128,760   2002
VILLAGE       Village       (Henry       2002                      30 3BR units  $404-600    IHDA (2)
              Apartments    County),
                            Illinois                                                         $750,000
              3 buildings                                                                    IHDA (3)
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
(1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, Series 7 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 7 was a limited partner of the Local Limited Partnership, and during which the Apartment Complex was completed and in service.

(2) Illinois Housing Development Authority ("IHDA") will provide the first mortgage loan for a term of 40 years at an annual interest rate of 8.05%. Principal and interest will be payable monthly, based on a 40-year amortization schedule.

(3) IHDA will provide the second mortgage loan for a term of 30 years at an annual interest rate of 1%. Principal and interest will be payable monthly, based on a 30-year amortization schedule.

Kewanee (LAKE VILLAGE): Kewanee (population 22,500) is in Henry County, Illinois at the intersection of U.S. Highway 34 and State Highway 78. The major employers for Kenawee residents are Apac Teleservices, City of Kenawee, and Compaction America.

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                                                                                                                  ESTIMATED
                                          LOCAL                          SHARING RATIOS:                          ACQUISITION
LOCAL           LOCAL                     GENERAL        SHARING         ALLOCATIONS (4) AND                      FEES PAYABLE
LIMITED         GENERAL      PROPERTY     PARTNERS'      RATIOS:         SALE OR REFINANCING  SERIES 7's CAPITAL  TO FUND
PARTNERSHIP     PARTNERS     MANAGER (1)  FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION (6)    MANAGER
--------------- ------------ ------------ -------------- --------------- -------------------- ------------------- ---------------
LAKE            Quad Cities  Heartland    $528,368       WNC: $1,000     99.98/.01/.01        $2,978,352          $278,000
VILLAGE         RedevelopmentManagement,                 LGP: 70% of     30/70
                Resources,   Inc.                        the  balance
                Inc.    and                              The   balance:
                Elderly                                  30/70
                Living
                Development,
                Inc.
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
(1) The Local General Partners are authorized to employ either themselves or one of their affiliates, or a third party, as property manager for leasing and management of the Apartment Complex. Although in some instances the maximum annual management fee payable to the property manager is determined pursuant to lender regulations, in most cases the fee is equal to market rate.

(2) The Local Limited Partnership will pay its Local General Partners or an affiliate of its Local General Partners fees in the amount set forth, for, among other services, services incident to the organization of the Local Limited Partnership, the acquisition of its land, and the development and construction

                                       2

of its Apartment Complex, which latter services include: negotiating the financing commitments for the Apartment Complex; securing necessary approvals and permits for the development and construction of the Apartment Complex; and obtaining allocations of Low Income Housing Credits. These fees will be paid in installments after receipt of each installment of the capital contributions made by Series 7.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 7 ("WNC") and the Local General Partners ("LGP") of the Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to WNC are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and Low Income Housing Credits of (i) Series 7,
(ii) WNC Housing, L.P., an affiliate of the sponsor which is the special limited partner, and (iii) the Local General Partners.

(5) Reflects the percentage interests in any net cash proceeds from sale or refinancing of the Apartment Complex, after payment of the mortgage loan and other Local Limited Partnership obligations, of (i) Series 7 and (ii) the Local General Partners.

(6)  Series  7  will  make  its  capital  contributions  to  the  Local  Limited
Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Apartment Complex have been fulfilled.






















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



Item 7.  Financial Statements and Exhibits

         a.    Financial Statements of Businesses Acquired

               Inapplicable.

         b.    Proforma Financial Information*

         c.    Exhibits

         10.1 Amended and Restated Agreement of Limited Partnership of Lake Village Apartments, L.P.*
         -----------------
         *To be filed upon availability.






















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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7

Date: December 29, 2000           By:      WNC &  Associates, Inc.,
     ------------------
                                           General Partner

                                           By:      /s/ DAVID N. SHAFER
                                                    -------------------
                                                    David N. Shafer,
                                                    Executive Vice President






















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